SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 June 20, 2003
               Date of Report (Date of earliest event reported)


                          Centurion Gold Holdings, Inc.
             (Exact name of registrant as specified in its charter)



                                   Florida
                 (State or other jurisdiction of incorporation)


       000-49810                                    65-1129207
(Commission File Number)                (IRS Employer Identification No.)


                             277 West 11th Street
                                    Suite 2F
                              New York, NY 10014

                  (address of principal executive offices)


                                (212) 924-3548
             (Registrant's telephone number, including area code)

      (Former name and former address, if changed since last report.)

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Financial Statements of Business Acquired (accounting acquirer in a reverse acquisition)

                      OMARURU EXPLORATION PROPERTY LIMITED
         (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                         (A DEVELOPMENT STAGE COMPANY)
                             FINANCIAL STATEMENTS
                             AS OF JUNE 30, 2003

                      OMARURU EXPLORATION PROPERTY LIMITED
         (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                         (A DEVELOPMENT STAGE COMPANY)



                                   CONTENTS
                                   --------


PAGE     1         INDEPENDENT AUDITORS' REPORT

PAGE     2         BALANCE SHEET AS OF JUNE 30, 2003

PAGE     3         STATEMENT OF OPERATIONS FOR PERIOD FROM APRIL 17,
                   2003 (INCEPTION) TO JUNE 30, 2003

PAGE     4         STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY FOR THE
                   PERIOD FROM APRIL 17, 2003 (INCEPTION) TO JUNE 30, 2003

PAGE     5         STATEMENT OF CASH FLOWS FOR THE PERIOD FROM APRIL
                   17, 2003 (INCEPTION) TO JUNE 30, 2003

PAGES    6 - 8     NOTES TO FINANCIAL STATEMENTS

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors of:
Omaruru Exploration Property Limited
(A Development Stage Company)

We have audited the accompanying balance sheet of Omaruru Exploration Property Limited (a wholly owned subsidiary of Centurion Gold Holdings, Inc.) (a development stage company) as of June 30, 2003, and the related statements of operations, changes in stockholders' equity and cash flows for the period from April 17, 2003 (inception) to June 30, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of Omaruru Exploration Property Limited (a development stage company) as of June 30, 2003 and the results of its operations and its cash flows for the for the period from April 17, 2003 (inception) to June 30, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 6 to the financial statements, the Company is in the development stage with no operations. This raises substantial doubt about its ability to continue as a going concern. Management's plans concerning this matter are also described in Note 6. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.



WEBB & COMPANY, P.A.

Boynton Beach, Florida
September 15, 2003

                     OMARURU EXPLORATION PROPERTY LIMITED
        (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEET
                              AS OF JUNE 30, 2003
                              -------------------



                                    ASSETS
                                    ------


PROPERTY AND EQUIPMENT, NET                         $  2,149,795
                                                     ------------

TOTAL ASSETS                                        $  2,149,795
------------                                         ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------


CURRENT LIABILTIES
 Due to parent                                      $  2,149,795


TOTAL LIABILITIES                                      2,149,795

STOCKHOLDERS' EQUITY
 Common stock, $0.13 par value, 1,000 shares
  authorized, 100 shares issued and outstanding               13
 Additional paid-in capital                                  236
 Accumulated deficit during development stage               (248)
 Accumulated other comprehensive loss                         (1)
                                                     ------------
 Total Stockholders' Equity                                  -
                                                     ------------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY          $  2,149,795
                                                     ============


                 See accompanying notes to financial statements.

                       OMARURU EXPLORATION PROPERTY LIMITED
          (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF OPERATIONS
        FOR THE PERIOD FROM APRIL 17, 2003 (INCEPTION) TO JUNE 30, 2003
        ---------------------------------------------------------------




OPERATING EXPENSES
 General and administrative                         $      248
                                                     ----------
   Total Operating Expenses                                248
                                                     ----------

LOSS FROM OPERATIONS                                      (248)

Provision for Income Taxes                                 -
                                                     ----------

NET LOSS                                                  (248)

OTHER COMPREHENSIVE LOSS
 Foreign currency translation                               (1)
                                                     ----------

COMPREHENSIVE LOSS                                  $     (249)
                                                     ==========

Net loss per share - basic and diluted              $    (2.48)
                                                     ==========

Weighted average number of shares outstanding
during the period - basic and diluted                      100
                                                     ==========


               See accompanying notes to financial statements.

                      OMARURU EXPLORATION PROPERTY LIMITED
        (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                         (A DEVELOPMENT STAGE COMPANY)
                       STATEMENT OF STOCKHOLDERS' EQUITY
       FOR THE PERIOD FROM APRIL 17, 2003 (INCEPTION) TO JUNE 30, 2003
       ---------------------------------------------------------------











                                                                    Deficit
                                                                  Accumulated
                                    Common Stock      Additional    During         Other
                                    ------------        Paid-in   Development   Comprehensive
                                  Shares      Amount     Capital     Stage          Loss        Total
                                  ---------   ------   ----------  -----------  -------------  --------


Stock issued for cash                100       $  13   $    -      $   -        $   -          $    13


In-kind contribution of services     -            -       236          -            -              236


Other comprehensive loss             -            -         -          -            (1)             (1)


Net loss for the period
from April 17, 2003
(inception) to June 30, 2003         -            -         -         (248)         -             (248)


Comprehensive loss                   -            -         -          -            -             (249)
                                  ---------   ------   ----------  -----------  -------------  --------

BALANCE, JUNE 30, 2003               100       $  13   $  236      $  (248)     $   (1)        $    -
                                  ---------   ------   ----------  -----------  -------------  --------




                See accompanying notes to financial statements.

                      OMARURU EXPLORATION PROPERTY LIMITED
         (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENT OF CASH FLOWS
        FOR THE PERIOD FROM APRIL 17, 2003 (INCEPTION) TO JUNE 30, 2003
        ---------------------------------------------------------------




CASH FLOWS FROM OPERATING ACTIVITIES:
 Net loss                                                      $     (248)
 Adjustments to reconcile net loss to net cash used in
  operating activities:
 In-kind contribution of services                                     236
                                                                 ----------
     Net Cash Used In Operating Activities                            (12)
                                                                 ----------

CASH FLOWS FROM INVESTING ACTIVITIES                                   -
                                                                 ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from sale of common stock                                    13
                                                                 ----------
 Net Cash Provided By Financing Activities                             13
                                                                 ----------

EFFECT OF EXCHANGE RATE ON CASH                                        (1)

NET INCREASE (DECREASE) IN CASH                                        -

CASH - BEGINNING OF PERIOD                                             -
                                                                 ----------

CASH - END OF PERIOD                                           $       -
                                                                 ==========


SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:

During 2003, the Company exchanged 20,700,000 shares of its Parent's common stock with a director for mining equipment with a cost of $2,149,795.



                See accompanying notes to financial statements.

                     OMARURU EXPLORATION PROPERTY LIMITED
        (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                              AS OF JUNE 30, 2003
                              -------------------




NOTE 1	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION
------  -----------------------------------------------------------

(A) Organization

Omaruru Exploration Property Limited (a development stage company) (the "Company") was incorporated under the laws of South Africa on April 17, 2003. The Company plans to explore and mine gold ore from properties located in South Africa. The Company is a wholly owned subsidiary of Centurion Gold Holdings, Inc.

Activities during the development stage include developing the business plan and raising capital.

(B) Use of Estimates

In preparing financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results could differ from those estimates.

(C) Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful life of fifteen years.

(D) Income Taxes

The Company accounts for income taxes under the Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("Statement 109"). Under Statement 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company is organized in South Africa and no tax benefit is expected from the tax credits in the future.

                     OMARURU EXPLORATION PROPERTY LIMITED
        (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                              AS OF JUNE 30, 2003
                              -------------------



(E) Foreign Currency Translation

The functional currency of the Company is the South Africa Rand. The financial statements of the Company are translated to United States dollars using period-end exchange rates as to assets and liabilities and average exchange rates as to revenues and expenses. Capital accounts are translated at their historical exchange rates when the capital transaction occurred. Net gains and losses resulting from foreign exchange translations are included in the statement of operations and stockholders' equity as other comprehensive gain (loss).

(F) Comprehensive Income (Loss)

The foreign currency translation gain or loss resulting from the translation of the financial statements expressed in South Africa Rand to United States dollars is reported as other comprehensive gain (loss) in the statement of operations and stockholders' equity.

(G) Loss Per Share

Basic and diluted net loss per common share is computed based upon the weighted average common shares outstanding as defined by Financial Accounting Standards No. 128, "Earnings Per Share." As of June 30, 2003, there were no common share equivalents outstanding.

(H) Business Segments

The Company operates in one segment and therefore segment information is not presented.

(I) New Accounting Pronouncements

In May 2003, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 150, "Accounting For Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS No. 150 changes the accounting for certain financial instruments with characteristics of both liabilities and equity that, under previous pronouncements, issuers could account for as equity. The new accounting guidance contained in SFAS No. 150 requires that those instruments be classified as liabilities in the balance sheet.

SFAS No. 150 affects the issuer's accounting for three types of freestanding financial instruments. One type is mandatorily redeemable shares, which the issuing company is obligated to buy back in exchange for cash or other assets. A second type includes put options and forward purchase contracts, which involves

                     OMARURU EXPLORATION PROPERTY LIMITED
        (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                              AS OF JUNE 30, 2003
                              -------------------



instruments that do or may require the issuer to buy back some of its shares in exchange for cash or other assets. The third type of instruments that are liabilities under this Statement is obligations that can be settled with shares, the monetary value of which is fixed, tied solely or predominantly to a variable such as a market index, or varies inversely with the value of the issuer's shares. SFAS No. 150 does not apply to features embedded in a financial instrument that is not a derivative in its entirety.

Most of the provisions of SFAS No. 150 are consistent with the existing definition of liabilities of FASB Concepts Statement No. 6, "Elements of Financial Statements". The remaining provisions of this statement are consistent with the FASB's proposal to revise that definition to encompass certain obligations that a reporting entity can or must settle by issuing its own shares. This statement is effective for financial instruments entered into or modified after May 31, 2003 and otherwise shall be effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of this pronouncement will not have a material effect on the Company's financial position or results of operations.

NOTE 2	PROPERTY AND EQUIPMENT
------  ----------------------

The following is a summary of property and equipment at June 30, 2003:

Mining equipment                         $  2,149,795

Less: accumulated depreciation                   -
                                           -----------

Property and equipment, net              $  2,149,795
                                           ===========


Depreciation expense for the period from April 17, 2003
(inception) to June 30, 2003 was $0.


NOTE 3	MINERAL LEASE AGREEMENT
------  -----------------------

On May 15, 2003, the Company entered into a Mineral lease agreement. The agreement gives the Company the right to mine and remove minerals from the agreed upon mines located in South Africa. The Company will pay a royalty equal to 5% of the gross selling price of all minerals mined and removed from the property. The agreement terminates upon ninety days notice by the Company or upon suspension of mining operations by the Company for a period of more than six months. The agreement also calls for the appointment of a mutually agreed upon third party to do the actual exploration of the minerals.

                     OMARURU EXPLORATION PROPERTY LIMITED
        (A WHOLLY OWNED SUBSIDIARY OF CENTURION GOLD HOLDINGS, INC.)
                        (A DEVELOPMENT STAGE COMPANY)
                        NOTES TO FINANCIAL STATEMENTS
                              AS OF JUNE 30, 2003
                              -------------------



NOTE 4	STOCKHOLDERS' DEFICIENCY
------  ------------------------

(A) Stock Issued for Cash to Founders

During 2003, the Company issued 100 shares of common stock to its founder for $13 ($0.13 per share).

(B) In-Kind Contribution

During 2003, the Company recorded additional paid in capital of $236 for the fair value of services contributed to the Company by its president.

NOTE 5	RELATED PARTY TRANSACTIONS
------  --------------------------

During 2003, the Company exchanged 20,700,000 shares of its Parent's common stock with a director for mining equipment with a cost of $2,149,795.

NOTE 6	GOING CONCERN
------  -------------

As reflected in the accompanying financial statements, the Company is in the development stage with no operations. This raises substantial doubt about its ability to continue as a going concern. The ability of the Company to continue as a going concern is dependent on the Company's ability to raise additional capital and implement its business plan. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Management believes that actions presently being taken to obtain additional funding and implement its strategic plans provide the opportunity for the Company to continue as a going concern.

NOTE 7	SUBSEQUENT EVENT
------  ----------------

During September 2003, the Company entered into a management agreement with a third party to provide management services for the Company's mines in exchange for 70% plus value added tax on all gold processed by the third party from the Company's mines. The agreement also calls for a mobilization fee of approximately $20,000 upon signing of the contract.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date: September 30, 2003
Centurion Gold Holdings, Inc.



                              By:     /s/ Arthur Johnson
                                ----------------------------
                                      Arthur Johnson
                                      President and CEO